UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 30, 2007

HUSKER AG, LLC

(Exact name of registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54048 Highway 20 Plainview, Nebraska	68769
(Address of principal executive offices)	(Zip Code)

(402) 582-4446

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Organization or Operating Agreement; Change in Fiscal Year.

General. Effective as of November 30, 2007, the Husker Ag, LLC Board of Directors has approved Amendment No. 12 to the Company’s Second Amended and Restated Operating Agreement (the “Operating Agreement”). This Amendment No. 12 includes several revisions to the Operating Agreement which were immaterial and made for clean-up purposes only. The only material revision to the Operating Agreement contained in Amendment No. 12 increases the minimum capital expenditure which requires approval of the Board of Directors from a $20,000 limitation to a $50,000 limitation. Attached hereto as Exhibit 3.2 and incorporated herein by this reference is a copy of Amendment No. 12.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3.2	Amendment No. 12 to the Second Amended and Restated Operating Agreement.

Signature Page Following

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Date: November 30, 2007	By:	/s/ Mike Kinney
Mike Kinney, Chairman of the Board

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